UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2007

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive, P.O. Box 5625, Norcross, Georgia	30091-5625
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 441-2051

Not Applicable
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 19, 2007, Immucor, Inc. (the “Company”) entered into agreements (each, an “Amendment”) amending the respective employment agreements (each, an “Employment Agreement”) of Gioacchino De Chirico, the President and Chief Executive Officer of the Company, and Ralph A. Eatz, the Senior Vice President-Chief Scientific Officer of the Company. The Amendments are attached hereto as Exhibits 10.2 and 10.5, respectively. The material terms and conditions of the Amendments are summarized below, which summary is qualified by reference to the Amendments and the Employment Agreements.

Pursuant to the amendment of Dr. De Chirico’s Employment Agreement, (i) the term of his employment will not be automatically extended on an annual basis, but is instead stated to end five (5) years after the effective date of the Amendment, (ii) upon a termination after a Change in Control (as defined in his Employment Agreement) the amount payable to Dr. De Chirico will be reduced from five (5) times his Average Annual Compensation (as defined in his Employment Agreement) to two (2) times his Average Annual Compensation, and (iii) a Change-in-Control payment triggered by an involuntary termination of Dr. De Chirico would be made if the involuntary termination occurred during the remaining term of his Employment Agreement instead of during a two-year period beginning with the Change in Control (a change made to reflect the change in the term of his Employment Agreement from an automatically-renewed term to a fixed term).

Pursuant to the amendment of Mr. Eatz’ Employment Agreement, upon a termination after a Change in Control (as defined in his Employment Agreement) the amount payable to Mr. Eatz will be reduced from five (5) times his Average Annual Compensation (as defined in his Employment Agreement) to two (2) times his Average Annual Compensation

The remaining material terms of the Employment Agreements of both Dr. De Chirico and Mr. Eatz remain unchanged as a result of the Amendments.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1

Employment Agreement, dated December 1, 2003, by and between the Company and Gioacchino De Chirico (filed as Exhibit 10.21/A to the Company’s amended Annual Report on Form 10-K/A filed on December 6, 2006 and incorporated by reference herein).

10.2	Amendment No. 1 to Employment Agreement, dated as of June 1, 2007, by and between the Company and Gioacchino De Chirico.

10.3

Employment Agreement dated May 1, 2004, by and between the Company and Ralph A. Eatz (filed as Exhibit 10.20 to the Company’s Annual Report on Form 10-K filed on August 16, 2004 and incorporated by reference herein).

10.4

Amendment No. 1 to Employment Agreement dated May 22, 2006, by and between the Company and Ralph A. Eatz (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K dated May 22, 2006 and incorporated by reference herein).

10.5	Amendment No. 2 to Employment Agreement, dated as of June 1, 2007, by and between the Company and Ralph A. Eatz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date:	June 25, 2007	By:	/s/ Philip H. Moïse
Philip H. Moïse
Vice President, General Counsel & Secretary

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

10.2	Amendment No. 1 to Employment Agreement, dated as of June 1, 2007, by and between the Company and Gioacchino De Chirico.
10.5	Amendment No. 2 to Employment Agreement, dated as of June 1, 2007, by and between the Company and Ralph A. Eatz.